                                                                   EXHIBIT 10.31



                              INVESTMENT AGREEMENT


                                    between


                            NTN COMMUNICATIONS, INC.


                                      and

                           THE INVESTOR NAMED HEREIN



                         Dated as of September 29, 1995



     The securities to be purchased and sold pursuant to this Investment Agreement have not been registered under the Securities Act of 1933, as amended, (the "Act") or any state securities laws. They may not be offered or sold in the absence of an effective registration statement as to the securities under said Act and any applicable State securities law or an applicable exemption from the registration requirements of the Act.

     INVESTMENT AGREEMENT dated as of September 29, 1995 between NTN Communications, Inc. (the "Company") and the investor whose name is set forth at the foot of this Agreement (the "Investor").

     The parties hereto agree as follows:


                                   ARTICLE I

                       Purchase and Sale of Common Stock
                       ---------------------------------

     Section 1.1  Purchase and Sale of Common Stock.  Upon the following terms
                  ---------------------------------
and conditions, the Company shall issue and sell to the Investor, and the Investor shall purchase from the Company, 250,000 shares of the Company's Common Stock (the "Shares"). The number of shares to be sold shall be subject to adjustment as hereinafter set forth.

     Section 1.2  Purchase Price.  The aggregate purchase price for the Shares
                  --------------
(the "Purchase Price") shall equal $1,000,000, payable in cash by wire transfer or cashier's check in immediately available funds. The Purchase Price shall be subject to adjustment as hereinafter set forth.

     Section 1.3  Share Number, Valuation Period.
                  ------------------------------

          (a) The number of Shares that the Company shall be obligated to sell and the Investor shall be obligated to purchase, in the aggregate, is referred to herein as the "Share Number." Subject to adjustment as provided in Sections 1.3(c) and 1.3(e), the initial Share Number shall be the number set forth in
Section 1.1.

          (b) The "Valuation Period" shall be a 60 trading day period commencing January 15, 1996, or the first business day after the registration statement referred to in Section 1.7 becomes effective, whichever is later, as the same may be modified pursuant to Section 1.9 or Section 4.2(c) hereof; provided, however, that the parties by mutual written consent may extend the Valuation Period by up to 30 additional trading days; and provided further that the Investor may, by notice to the Company, cause the Valuation Period to commence at any time on or after April 15, 1996 if such registration statement has not become effective by such date.

          (c) Subject to the provisions of Section 1.4 hereof, if the Average Share Price (hereinafter defined) during the Valuation Period is less than $4.70, then the Company shall deliver to the Investor, at no additional cost, the number (if a positive number) of shares of Common Stock that is obtained by subtracting (x) the initial Share Number and (y) the number of any additional shares issued pursuant to Section 1.3(e) from (z) the quotient obtained by dividing the Purchase Price by 85% of the Average Share Price (rounded to the nearest whole number) (together with any additional shares issued pursuant to
Section 1.3(e), the "Additional Shares").

     INVESTMENT AGREEMENT dated as of September 29, 1995 between NTN Communications, Inc. (the "Company") and the investor whose name is set forth at the foot of this Agreement (the "Investor").

     The parties hereto agree as follows:


                                   ARTICLE I

                       Purchase and Sale of Common Stock
                       ---------------------------------

     Section 1.1  Purchase and Sale of Common Stock.  Upon the following terms
                  ---------------------------------
and conditions, the Company shall issue and sell to the Investor, and the Investor shall purchase from the Company, 250,000 shares of the Company's Common Stock (the "Shares"). The number of shares to be sold shall be subject to adjustment as hereinafter set forth.

     Section 1.2  Purchase Price.  The aggregate purchase price for the Shares
                  --------------
(the "Purchase Price") shall equal $1,000,000, payable in cash by wire transfer or cashier's check in immediately available funds. The Purchase Price shall be subject to adjustment as hereinafter set forth.

     Section 1.3  Share Number, Valuation Period.
                  ------------------------------

          (a) The number of Shares that the Company shall be obligated to sell and the Investor shall be obligated to purchase, in the aggregate, is referred to herein as the "Share Number." Subject to adjustment as provided in Sections 1.3(c) and 1.3(e), the initial Share Number shall be the number set forth in
Section 1.1.

          (b) The "Valuation Period" shall be a 60 trading day period commencing January 15, 1996, or the first business day after the registration statement referred to in Section 1.7 becomes effective, whichever is later, as the same may be modified pursuant to Section 1.9 or Section 4.2(c) hereof; provided, however, that the parties by mutual written consent may extend the Valuation Period by up to 30 additional trading days; and provided further that the Investor may, by notice to the Company, cause the Valuation Period to commence at any time on or after April 15, 1996 if such registration statement has not become effective by such date.

          (c) Subject to the provisions of Section 1.4 hereof, if the Average Share Price (hereinafter defined) during the Valuation Period is less than $4.70, then the Company shall deliver to the Investor, at no additional cost, the number (if a positive number) of shares of Common Stock that is obtained by subtracting (x) the initial Share Number and (y) the number of any additional shares issued pursuant to Section 1.3(e) from (z) the quotient obtained by dividing the Purchase Price by 85% of the Average Share Price (rounded to the nearest whole number) (together with any additional shares issued pursuant to
Section 1.3(e), the "Additional Shares").

     INVESTMENT AGREEMENT dated as of September 29, 1995 between NTN Communications, Inc. (the "Company") and the investor whose name is set forth at the foot of this Agreement (the "Investor").

     The parties hereto agree as follows:


                                   ARTICLE I

                       Purchase and Sale of Common Stock
                       ---------------------------------

     Section 1.1  Purchase and Sale of Common Stock.  Upon the following terms
                  ---------------------------------
and conditions, the Company shall issue and sell to the Investor, and the Investor shall purchase from the Company, 525,000 shares of the Company's Common Stock (the "Shares"). The number of shares to be sold shall be subject to adjustment as hereinafter set forth.

     Section 1.2  Purchase Price.  The aggregate purchase price for the Shares
                  --------------
(the "Purchase Price") shall equal $2,100,000, payable in cash by wire transfer or cashier's check in immediately available funds. The Purchase Price shall be subject to adjustment as hereinafter set forth.

     Section 1.3  Share Number, Valuation Period.
                  ------------------------------

          (a) The number of Shares that the Company shall be obligated to sell and the Investor shall be obligated to purchase, in the aggregate, is referred to herein as the "Share Number." Subject to adjustment as provided in Sections 1.3(c) and 1.3(e), the initial Share Number shall be the number set forth in
Section 1.1.

          (b) The "Valuation Period" shall be a 60 trading day period commencing January 15, 1996, or the first business day after the registration statement referred to in Section 1.7 becomes effective, whichever is later, as the same may be modified pursuant to Section 1.9 or Section 4.2(c) hereof; provided, however, that the parties by mutual written consent may extend the Valuation Period by up to 30 additional trading days; and provided further that the Investor may, by notice to the Company, cause the Valuation Period to commence at any time on or after April 15, 1996 if such registration statement has not become effective by such date.

          (c) Subject to the provisions of Section 1.4 hereof, if the Average Share Price (hereinafter defined) during the Valuation Period is less than $4.70, then the Company shall deliver to the Investor, at no additional cost, the number (if a positive number) of shares of Common Stock that is obtained by subtracting (x) the initial Share Number and (y) the number of any additional shares issued pursuant to Section 1.3(e) from (z) the quotient obtained by dividing the Purchase Price by 85% of the Average Share Price (rounded to the nearest whole number) (together with any additional shares issued pursuant to
Section 1.3(e), the "Additional Shares").

          (d) Subject to the provisions of Section 1.4 hereof, if the Average Share Price during the Valuation Period is greater than $4.70, the Investor shall pay to the Company by wire transfer in immediately available funds the dollar amount by which (x) the product of 85% of the Average Share Price and the initial Share Number exceeds (y) the Purchase Price paid pursuant to Section 1.2.

          (e) In the event that the Company, on or prior to the end of the Valuation Period, issues or sells any shares of its Common Stock or any of its securities which are convertible into or exchangeable for its Common Stock or any warrants or other rights to subscribe for or to purchase or any options for the purchase of its Common Stock (other than shares or options issued pursuant to the Company's option plans and shares issued upon exercise of options, warrants and other rights outstanding on the Closing Date or as provided on Exhibit A hereto), at a purchase price (the "Subsequent Sale Price") which is
- ---------
less than the Purchase Price divided by the initial Share Number, then the Company shall deliver to the Investor, at no additional cost and in addition to the Share Number, the number of shares of Common Stock that is obtained by subtracting (x) the Share Number from (y) the quotient obtained by dividing the Purchase Price by the Subsequent Sale Price (rounded to the nearest whole number).

          (f) For purposes hereof, the Average Share Price shall mean the average of the closing prices of the Company's Common Stock on the American Stock Exchange or on the principal stock exchange on which the Common Stock is listed, as reported by the American Stock Exchange or such other exchange, as the case may be, for all trading days during the Valuation Period.

     Section 1.4  Installment Delivery; Payment and Settlement
                  --------------------------------------------

          (a) At the end of each fifth trading day during the Valuation Period (an "interim recomputation date") an interim computation shall be made to determine whether additional shares would be deliverable assuming the actual Average Share Price during the Valuation Period up to the interim recomputation date becomes the Average Share Price for the entire Valuation Period. If, based on the interim computation, additional shares would be required to be delivered, then on the second business day following each successive interim recomputation date the Company shall deliver to the Investor a portion of such additional shares equal to the total number of such additional shares (less those already delivered pursuant to this Section) divided by "x", where "x" is the total number of trading days remaining in the Valuation Period after the last interim computation date divided by five.

          (b) A final determination shall be made at the end of the Valuation Period and any shares then due pursuant to Section 1.3(c) shall be delivered on the second business day thereafter, and any excess shares delivered shall then be returned by the Investor. Any cash payment due from the Investor pursuant to
Section 1.3(d) shall be made on said second business day.

     Section 1.5  Termination of Reset Process
                  ----------------------------

          At any time prior to the end of the Valuation Period, the parties may agree in writing to terminate the Valuation Period.

     Section 1.6  The Closing.
                  -----------

          (a) The closing of the purchase and sale of the Shares (the "Closing"), shall take place at the offices of the Investor, at 10:00 a.m., local time on the later of the following: (i) the date on which the last to be fulfilled or waived of the conditions set forth in Article IV hereof and applicable to the Closing shall be fulfilled or waived in accordance herewith, or (ii) such other time and place and/or on such other date as the Investor and the Company may agree. The date on which the Closing occurs is referred to herein as the "Closing Date."

          (b) (i) On the Closing Date, the Company shall deliver to the Investor certificates representing the Share Number to be issued and sold to the Investor on such date and registered in the name of the Investor or deposit such Share Number into the accounts designated by the Investor and (ii) on the Closing Date, the Investor shall deliver to the Company the Purchase Price by cashier's check or wire transfer in immediately available funds to such account as shall be designated in writing by the Company. In addition, each of the Company and the Investor shall deliver all documents, instruments and writings required to be delivered by either of them pursuant to this Agreement at or prior to the Closing.

     Section 1.7  Covenant to Register.  For purposes of this Section 1.7, the
                  --------------------
following definitions shall apply:

          (a)  (i)    The terms "register," "registered," and "registration"
refer to a registration under the Securities Act of 1933, as amended (the "Act") effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement, document or amendment thereto.

               (ii) The term "Registrable Securities" means the Shares and any Additional Shares issued pursuant to Section 1.3 hereof and any securities of the Company or securities of any successor corporation issued as, or issuable upon the conversion or exercise of any warrant, right or other security that is issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Shares and any Additional Shares issued pursuant to
Section 1.3 hereof.

               (iii) The term "holder of Registrable Securities" means the Investor and any permitted assignee of registration rights pursuant to Section 1.7(h).

          (b) (i) The Company shall, as expeditiously as possible following the Closing, file a registration statement on Form S-3 or an equivalent form covering all the Registrable Securities, and shall cause such registration statement to become effective by January

15, 1996 (the "Initial Registration"). In the event such registration is not so declared effective or does not include all Registrable Securities, a holder of Registrable Securities shall have the right to require by notice in writing that the Company register all or any part of the Registrable Securities held by such holder (a "Demand Registration") and the Company shall thereupon effect such registration in accordance herewith. The parties agree that if the holder of Registrable Securities demands registration of less than all of the Registrable Securities, the Company, at its option, may nevertheless file a registration statement covering all of the Registrable Securities. If such registration statement is declared effective with respect to all Registrable Securities and the Company is in compliance with its obligations under Subsection (d)(ii) through (v) hereof, the demand registration rights granted pursuant to this
Section 1.7 (b) (i) shall cease. If such registration statement is not declared effective with respect to all Registrable Securities the demand registration rights described herein shall remain in effect until all Registrable Securities have been registered under the Act.

               (ii) The Company shall not be obligated to effect a Demand Registration under Subsection (i) if all of the Registrable Securities held by the holder of Registrable Securities which are demanded to be covered by the Demand Registration are, at the time of the request of a Demand Registration, included in an effective registration statement and the Company is in compliance with its obligations under Subsection (d) (ii) through (v) hereof.

               (iii) The Company may suspend the effectiveness of any such registration effected pursuant to this Section 1.7(b) in the event, and for such period of time as, such a suspension is required by the rules and regulations of the Securities and Exchange Commission ("SEC").

               (iv) If a registration statement covering all Registrable Securities is not effective by February 1, 1996, then the Company shall pay the Investor a penalty of 3% of the total number of Registrable Securities in additional shares, and if not effective by 30 days thereafter, an additional penalty of 3% in additional shares for each 30 day period thereafter that such a registration statement is not effective (pro-rata as to a period of less than 30 days). Such shares shall be issued within five business days after the end of each relevant date or period, or part thereof. Such shares shall constitute "Shares" and "Registrable Securities" as defined herein. If delivery of such shares would cause Investor to be required to file a statement under Section 13(d) of the Securities Exchange Act of 1934, then in lieu of such delivery the Company shall pay to Investor in cash the value of such shares determined by the last reported trading price of such shares on the last day of the relevant date or period. This subsection is subject to the provisions of Section 7.2(a) hereof.

          (c) If the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Investor) any of its stock or other securities under the Act in connection with a public offering of such securities (other than a registration on Form S-4, Form S-8 or other limited purpose form) and all Registrable Securities have not theretofore been included in a registration statement under Subsection (b) which remains effective, the Company shall, at such time, promptly give all holders of Registrable Securities written notice of such registration. Upon the written request of any holder of Registrable Securities given within twenty (20) days after receipt of such notice by the holder of Registrable Securities, the Company shall use its best efforts to cause to be registered under the Act all Registrable Securities that such holder of Registrable Securities requests to be registered. However, the Company shall have no obligation under this Subsection (c) to the extent that, with respect to a public offering registration, any underwriter of such public offering reasonably notifies such holder(s) in writing of its determination that the Registrable Securities or a portion thereof should be excluded therefrom.

          (d) Whenever required under this Section to effect the registration of any Registrable Securities, including, without limitation, the Initial Registration, the Company shall, as expeditiously as reasonably possible:

               (i) Prepare and file with the Securities and Exchange Commission ("SEC") a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration to become effective and, upon the request of the Investor, keep such registration statement effective, pursuant to the provisions of Regulation (S)(S) 230.415 under the Act or otherwise, for so long as any holder of Registrable Securities desires to dispose of the securities covered by such registration statement (but not after the holder of Registrable Securities, in the reasonable opinion of its counsel, is free to sell such securities in any three month period under the provisions of Rule 144 under the Act).

               (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

               (iii) Furnish to each holder of Registrable Securities such numbers of copies of a current prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as each holder of Registrable Securities may reasonably require in order to facilitate the disposition of Registrable Securities owned by such holder of Registrable Securities.

               (iv) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or "Blue Sky" laws of such jurisdictions as shall be reasonably requested by the holder of Registrable Securities, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service and process in any such states or jurisdictions.

               (v) Notify each holder of Registrable Securities of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and use its best efforts to promptly update and/or correct such prospectus.

               (vi) Furnish, at the request of any holder of Registrable Securities, an opinion of counsel of the Company, dated the effective date of the registration statement, as to the due authorization and issuance of the securities being registered and compliance with securities laws by the Company in connection with the authorization, issuance and registration thereof.

               (vii) Use its best efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock is then listed;

               (viii) Make available for inspection by the holder of Registrable Securities, upon request, all SEC Documents (as defined below) filed subsequent to the Closing and require the Company's officers, directors and employees to supply all information reasonably requested by any holder of Registrable Securities in connection with such registration statement.

          (e) Each holder of Registrable Securities will furnish to the Company in connection with any registration under this Section such information regarding itself, the Registrable Securities and other securities of the Company held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities held by such holder of Registrable Securities.

          (f)  (i)    The Company shall indemnify, defend and hold harmless each holder of Registrable Securities which are included in a registration statement pursuant to the provisions of Subsections (b) or (c) from and against, and shall reimburse such holder with respect to, any and all claims, suits, demands, causes of action, losses, damages, liabilities, costs or expenses ("Liabilities") to which such holder may become subject under the Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that
                                                       ----------
the Company shall not be liable in any such case to the extent that any such Liability arises out of or is based upon an untrue statement or omission so made in conformity with information furnished by such holders in writing specifically for use in the preparation thereof.

               (ii) Any holder of Registrable Securities which are included in a registration statement pursuant to the provisions of Subsection (b) or (c) shall indemnify, defend and hold harmless the Company and shall reimburse the Company with respect to any Liabilities to which the Company may become subject under the Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, in each case if (but only if) and to the extent that any such Liability arises out of or is based upon an untrue statement or omission so made in conformity with information furnished by such holder in writing specifically for use in the preparation thereof.

               (iii) Promptly after receipt by an indemnified party pursuant to the provisions of Subsections (f)(i) or (f)(ii) of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party hereunder, promptly notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve such party from its indemnification obligations hereunder except to the extent that the indemnifying party is materially prejudiced by such omission. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to the indemnified party under this section for any legal expenses subsequently incurred in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that
                                                       ----------
if the defendants in any such action include both the Company and a holder of Registrable Securities and the indemnified party shall have reasonably concluded, based on the advice of counsel, that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by indemnifying party as incurred.

          (g) (i) With respect to the inclusion of Registrable Securities in a registration statement pursuant to Subsections (b) or (c), all fees, costs and expenses of and incidental to such registration, inclusion and public offering shall be borne by the Company; provided, however, that any securityholders participating in such registration shall bear their pro rata share of the underwriting discounts and commissions, if any, incurred in connection with such registration.

               (ii) The fees, costs and expenses of registration to be borne by the Company as provided in this Subsection (g) shall include, without limitation, all registration, filing, stock exchange and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or Blue Sky laws of any jurisdiction or jurisdictions in which securities to be offered are to be registered and qualified. Fees and disbursements of counsel and accountants for the selling securityholders shall, however, be borne by the respective selling securityholders.

          (h)  (i)    The rights to cause the Company to register all or any
portion of Registrable Securities pursuant to this Section may be assigned by Investor to a transferee or assignee of 20% or more, in the aggregate, of the Shares and the Additional Shares. Within a reasonable time after such transfer the Investor shall notify the Company of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned. Such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. Any transferee shall agree in writing at the time of transfer to be bound by the provisions of this Agreement.

               (ii) From and after the date of this Agreement, the Company shall not agree to allow the holders of any securities of the Company to include any of their securities in any registration statement filed by the Company pursuant to Subsection (b) unless the inclusion of such securities will not reduce the amount of the Registrable Securities included therein.

          (i) The Investor's right to receive Additional Shares shall be deemed to be a "transferable warrant" as such term is used in General Instruction I.B.4 of Form S-3 under the Act.

     Section 1.8  Adjustments.  Subject to the provisions of Section 1.4, if an
                  -----------
Investor shall be entitled to the issuance of Additional Shares, the Company shall deliver to the Investor at the offices of the Investor on the third (3d) business day after the end of the Valuation Period one or more certificates representing the Additional Shares so to be delivered in accordance with this Agreement, registered in the name of the Investor, or deposit such Additional Shares into accounts designated by the Investor; provided, however, that if the sum of the shares then beneficially owned by the Investor, and any Additional Shares then issuable to the Investor, as determined by the Investor, in its sole determination shall equal 4.99% or more of the shares of Company's Common Stock issued and outstanding (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934) then, and in such event, (x) the number of Additional Shares to be issued to the Investor pursuant to this paragraph shall be reduced to the number which, together with the Share Number, shall equal 4.99% of the shares of the Company's Common Stock issued and outstanding (as so determined), and (y) in consideration for such reduction in Additional Shares, the Company shall pay to the Investor a sum equal to the greater of (a) the product of 85% of the Average Share Price and the reduction in the Additional Shares to be issued as a result of the preceding clause (x), and (b) the product of the Subsequent Sale Price and the reduction in the Additional Shares to be issued as a result of the preceding clause (x).

     Section 1.9  Rescheduling.  If after the date hereof and prior to the
                  ------------
expiration of the Valuation Period any person shall (a) publicly announce a tender offer or exchange offer for the Company's Common Stock, or (b) publicly announce plans for a merger, consolidation, sale of substantially all assets or potential change in control of the Company, the Investor may in its sole discretion elect by written notice to the Company to shorten the Valuation Period so as to end on a date which is either before or after the record date for the consummation of any such transaction, which election must be made prior to consummation of any such transaction. For purposes of the foregoing, it is understood and agreed that the Investor may, but shall not be required to, reduce or entirely eliminate the Valuation Period or reschedule the Valuation Period.

                                 ARTICLE II

                         Representations and Warranties

     Section 2.1  Representations and Warranties of the Company.  The Company
                  ---------------------------------------------
hereby makes the following representations and warranties to the Investor:

          (a)  Organization and Qualification.  The Company is a corporation
               ------------------------------
duly incorporated and existing in good standing under the laws of the State of Delaware, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company does not have any active subsidiaries, except for those identified in the SEC Documents (as hereinafter defined). Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "Material Adverse Effect" means any adverse effect on the operations, properties, prospects, or financial condition of the entity with respect to which such term is used and which is material to such entity and other entities controlling or controlled by such entity taken as a whole.

          (b)  Authorization; Enforcement.  (i) The Company has the requisite
               --------------------------
corporate power and authority to enter into and perform this Agreement and to issue the Shares and the Additional Shares in accordance with the terms hereof,
(ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required, (iii) this Agreement has been duly executed and delivered by the Company, and (iv) this Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

          (c)  Capitalization.  The authorized capital stock of the Company and
               --------------
the shares thereof currently issued and outstanding are as most recently described in the SEC Documents and there have been no changes (except for changes described on Exhibit A) therein since such description. All of the outstanding shares of the Company's Common Stock have been validly issued and are fully paid and nonassessable. Except as set forth in Exhibit A hereto and
                                                         ---------
as described in the SEC Documents, no shares of Common Stock are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company, or contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe to, or commitments to purchase or acquire, any shares, or securities or rights convertible into shares, of capital stock of the Company. The Company has furnished to the Investor true and correct copies of the

Company's Certificate of Incorporation as in effect on the date hereof (the "Certificate"), and the Company's By-Laws, as in effect on the date hereof (the "By-Laws").

          (d)  Issuance of Shares.  The issuance of the Shares and Additional
               ------------------
Shares has been duly authorized and, when paid for or issued in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable.

          (e)  No Conflicts.  The execution, delivery and performance of
               ------------
this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) result in a violation of the Company's Certificate or By-Laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect); provided that, for purposes of such representation as to Federal, state, local or foreign law, rule or regulation, no representation is made herein with respect to any of the same applicable solely to the Investor and not to the Company. The business of the Company is not being conducted in violation of any law, ordinance or regulations of any governmental entity, except for possible violations which either singly or in the aggregate do not have a Material Adverse Effect. The Company is not required under Federal, state or local law, rule or regulation in the United States to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Shares or the Additional Shares in accordance with the terms hereof (other than the filing of a Form D with the SEC, any stock exchange filings or state securities filings which may be required to be made by the Company subsequent to the Closing, and any registration statement which may be filed in accordance with Section 1.7 herein); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investor herein.

          (f)  SEC Documents, Financial Statements.  The Common Stock of
               -----------------------------------
the Company is registered pursuant to Section 12(g) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") and the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d), in addition to one or more registration statements and amendments thereto heretofore filed by the Company with the SEC (all of the foregoing including filings incorporated by reference therein being hereinafter referred to herein as the "SEC Documents"). The Company has delivered to the Investor true and complete copies of the quarterly and annual (including, without limitation, proxy information and solicitation materials) SEC Documents filed with the SEC since December 31, 1994. The Company has not provided to the Investor any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

          (g)  No Material Adverse Change.  Since December 31, 1994, the date
               --------------------------
through which the most recent annual report of the Company on Form 10-K has been prepared and filed with the SEC, a copy of which is included in the SEC Documents, no Material Adverse Effect has occurred or exists with respect to the Company except as otherwise disclosed or reflected in other SEC Documents prepared through or as of a date subsequent to December 31, 1994, except that the Company has continued to incur losses from operations and decreases in working capital.

          (h)  No Undisclosed Liabilities.  The Company has no liabilities
               --------------------------
or obligations not disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company's business since June 30, 1995 and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company.

          (i)  No Undisclosed Events or Circumstances.  No event or circumstance
               --------------------------------------
has occurred or exists with respect to the Company or its business, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

     Section 2.2  Representations and Warranties of the Investor.  The Investor
                  ----------------------------------------------
hereby makes the following representations and warranties to the Company:

            (a)   Authorization, Enforcement.  (i) The Investor has the
                  --------------------------
requisite power and authority to enter into and perform this Agreement and to purchase the Shares being sold hereunder, (ii) the execution and delivery of this Agreement by the Investor and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of the Investor or its Board of Directors, stockholders, or partners, as the case may be, is required, (iii) this Agreement has been duly authorized, executed and delivered by the Investor, and (iv) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

          (b)  No Conflicts.   The execution, delivery and performance of
               ------------
this Agreement and the consummation by the Investor of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of the Investor's charter documents or By-Laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Investor is a party, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Investor or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate have a Material Adverse Effect on the Investor). The business of the Investor is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations which either singly or in the aggregate do not have a Material Adverse Effect. The Investor is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or purchase the Shares or the Additional Shares in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, the Investor is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

          (c)  Investment Representation.  The Investor is purchasing the
               -------------------------
Shares and, if any, the Additional Shares for investment purposes and not with a view towards distribution. Investor has no present intention to sell the Shares or the Additional Shares and the Investor has no present arrangement (whether or not legally binding) at any time to sell the Shares or the Additional Shares to or through any person or entity; provided, however, except as provided in subsection (f) below, that by making the representations herein, the Investor does not agree to hold the Shares or the Additional Shares for any minimum or other specific term and reserves the right to dispose of the Shares or the Additional Shares at any time in accordance with Federal securities laws applicable to such disposition.

          (d)  Accredited Investor.  The Investor is an accredited investor
               -------------------
as defined in Regulation (S)(S) 230.501 promulgated under the Act.

          (e)  Rule 144.  The Investor understands that the Shares and any
               --------
Additional Shares must be held indefinitely unless such Shares or Additional Shares are subsequently registered under the Act or an exemption from registration is available. The Investor has been advised or is aware of the provisions of Rule 144 promulgated under the Act.

          (f)  Limitations.  Notwithstanding the foregoing, the Investor shall
               -----------
not sell (including a short sale), transfer or otherwise dispose of the Shares, or any Additional Shares issued to the Investor, at any time before January 15, 1996; provided however that the Investor shall not be prohibited from selling at any time any securities of the Company which were not acquired pursuant to this Agreement. During the Valuation Period the Investor will only transfer or otherwise dispose of its shares in accordance with all applicable laws, and in the event the Investor engages in short sale transactions or other hedging activities during the Valuation Period which involve, among other things, sales of Common Stock of the Company, Investor will, to the extent within its reasonable control, conduct such activities so as not to complete or effect any such sale on any trading day during such period at a price which is lower than the lowest sale effected on such day by persons other than the Investor.



                                  ARTICLE III

                                   Covenants
                                   ---------


     Section 3.1  Securities Compliance.
                  ---------------------

          (a) The Company shall notify the SEC and the American Stock Exchange, in accordance with their respective requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, including, without limitation, the filing of a Form D with the SEC, for the legal and valid issuance of the Shares and the Additional Shares to the Investor.

          (b) The Investor understands that the Shares and, if any, the Additional Shares, are being offered and sold in reliance on a transactional exemption from the registration requirements of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein in order to determine the applicability of such exemptions and the suitability of such Investor to acquire the Shares.

     Section 3.2  Corporate.  (a)  From the date hereof through the third
                  ---------
business day after the end of the Valuation Period the Company shall not (i) amend its Certificate or By-Laws so as to adversely affect any rights of the Investor; (ii) split, combine or reclassify its Common Stock or declare or set aside or pay any dividend or other distribution with respect to its Common Stock unless provision is made to fully protect the rights of the Investor; (iii) issue or sell, directly or indirectly, shares of the Company's Common Stock in a manner or upon terms as could reasonably be expected to affect the market for the Common Stock materially and adversely; or (iv) enter into any agreement with respect to the foregoing. The Company shall at all times reserve and keep available, solely for issuance and delivery as Shares or Additional

Shares hereunder, such shares of Common Stock as shall from time to time be issuable or reasonably be expected to be issuable as Shares or Additional Shares hereunder.

          (b) The Company will cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, will comply in all respects with its reporting and filing obligations under said act, will comply with all requirements related to any registration statement filed pursuant to
Section 1.7 herein, and will not take any action or file any document (whether or not permitted by said Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said act, except as permitted herein. The Company will take all reasonable steps necessary to continue the listing or trading of its Common Stock on the American Stock Exchange and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of said exchange.


                                   ARTICLE IV

                                   Conditions
                                   ----------

     Section 4.1  Conditions Precedent to the Obligation of the Company to Sell
                  -------------------------------------------------------------
the Shares.  The obligation hereunder of the Company to issue and/or sell the
- ----------
Shares or the Additional Shares to the Investor is further subject to the satisfaction, at or before the respective issuance and deliveries thereof, of each of the following conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

          (a)  Accuracy of the Investor' Representations and Warranties.  The
               --------------------------------------------------------
representations and warranties of the Investor shall be true and correct in all material respects.

          (b)  Performance by the Investor.  The Investor shall have performed,
               ---------------------------
satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to such date.

          (c)  No Injunction.  No statute, rule, regulation, executive order,
               -------------
decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

          (d)  Listing.  The Shares shall have been approved for listing by the
               -------
American Stock Exchange.

     Section 4.2  Conditions Precedent to the Investor's Obligation to Purchase
                  -------------------------------------------------------------
the Shares.  The obligation of the Investor hereunder to acquire and pay for the
- ----------
Shares is subject to the satisfaction, at or before the Closing, of each of the conditions set forth below. These conditions are for the Investor's sole benefit and may be waived by the Investor at any time in its sole discretion.

          (a)  Accuracy of the Company's Representations and Warranties.  The
               --------------------------------------------------------
representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a particular date), and the Shares shall have been approved for listing by the American Stock Exchange.

          (b)  Performance by the Company.  The Company shall have performed,
               --------------------------
satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

          (c)  Trading.  From the date hereof to the Closing Date, as to the
               -------
Shares to be issued and delivered on the Closing Date, trading in the Company's Common Stock shall not have been suspended by the SEC or the American Stock Exchange (except for any suspension of trading of limited duration agreed to between the Company and the American Stock Exchange solely to permit dissemination of material information regarding the Company), and trading in securities generally shall not have been suspended or limited or minimum prices shall not have been established. Notwithstanding the foregoing sentence, in the event that at any point on or prior to the first day of the Valuation Period trading in the Common Stock is suspended by the SEC or the American Stock Exchange, (i) calculation of the Average Stock Price shall be suspended for such period of time as trading in the Common Stock is suspended and (ii) the Valuation Period shall be reset so that such Valuation Period shall begin on the 2nd calendar day following the end of such suspension or the day specified in
Section 1.3(b), whichever is later, and shall end (subject to Sections 1.3(b) and 1.9) on the 60th trading day thereafter on which quotations for the Company's Common Stock on the American Stock Exchange are available. In the event that the Company's Common Stock is delisted from the American Stock Exchange at any time during the Valuation Period or in the event that trading in the Common Stock is suspended for a period of more than thirty (30) days subsequent to the commencement of the Valuation Period, (a) the Valuation Period will be deemed to have concluded on the date on which the Common Stock was delisted or such trading was suspended, (b) the Average Stock Price shall be calculated based on the number of days in such shortened Valuation Period, and
(c) the Investor shall receive any Additional Shares pursuant to Section 1.3(c) or shall pay any additional purchase price pursuant to Section 1.3(d) within five (5) business days of the conclusion of the shortened Valuation Period. References herein to the American Stock Exchange shall be interpreted to mean the principal national securities exchange on which the Common Stock is listed, so long as such listing remains in effect.

          (d)  No Injunction.  No statute, rule, regulation, executive order,
               -------------
decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

          (e)  Opinion of Counsel, Etc.  At the Closing the Investor shall have
               -----------------------
received an opinion of counsel to the Company of the kind customary in transactions such as those contemplated hereby, in form and substance reasonably satisfactory to the Investor and their counsel, and such other certificates and documents as the Investor or their counsel shall reasonably require incident to the Closing.


                                   ARTICLE V

                                Legend on Stock
                                ---------------

     Each certificate representing the Shares issued pursuant to Section 1.3 shall be stamped or otherwise imprinted with a legend substantially in the following form:

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT.

                                   ARTICLE VI

                                  Termination
                                  -----------

     Section 6.1  Termination by Mutual Consent.  This Agreement may be
                  -----------------------------
terminated at any time prior to the Closing by the mutual written consent of the Company and the Investor.

     Section 6.2  Other Termination.  This Agreement may be terminated by action
                  -----------------
of the Board of Directors or other governing body of the Investor or the Company at any time if the Closing shall not have been consummated by the fifth business day following the date of this Agreement.

     Section 6.3  Automatic Termination.  This Agreement shall automatically
                  ---------------------
terminate without any further action of either party hereto if the Closing shall not have occurred by the tenth business day following the date of this Agreement.

                                  ARTICLE VII

                                 Miscellaneous
                                 -------------

     Section 7.1  Fees and Expenses.  Each party shall pay the fees and expenses
                  -----------------
of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, provided that the Company shall pay, at the Closing, all attorneys' fees and expenses reasonably incurred by the Investor and Cappello Capital Corp., up to a maximum of $25,000, in connection with the preparation, negotiation, execution and delivery of this Agreement and the transactions contemplated hereunder. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Shares or the Additional Shares pursuant hereto.

     Section 7.2  Specific Enforcement, Consent to Jurisdiction.
                  ---------------------------------------------

          (a) The Company and the Investor acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

          (b) Each of the Company and the Investor (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court and other courts of the United States sitting in California for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Investor consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.

     Section 7.3  Entire Agreement: Amendment.  This Agreement contains the
                  ---------------------------
entire understanding of the parties with respect to the matters covered hereby and thereby and, except as specifically set forth herein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

     Section 7.4  Notices.  Any notice or other communication required or
                  -------
permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or delivery by telex (with correct answer back received), telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

                    to the Company:    NTN Communications, Inc.
                                       Patrick Downs, Chairman and CEO
                                       5966 La Place Court
                                       Carlsbad, California  92008

                    with copies to:    Troy & Gould Professional
                                        Corporation
                                       1801 Century Park East, 16th Floor
                                       Los Angeles, California 90067
                                        Attention:  William D. Gould

                    to the Investor:    At the address set forth at the foot of
                                        this Agreement, with copies to
                                        Investor's counsel as set forth at the
                                        foot of this Agreement or as may be
                                        specified in writing by Investor
                    with copies to:     Gerard K. Cappello
                                        Cappello Capital Corp.
                                        1299 Ocean Avenue, Suite 306
                                        Santa Monica, California  90401

Any party hereto may from time to time change its address for notices under this
Section 7.4 by giving at least 10 days' written notice of such changed address to the other party hereto.

     Section 7.5  Waivers.  No waiver by either party of any default with
                  -------
respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     Section 7.6  Headings.  The headings herein are for convenience only, do
                  --------
not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     Section 7.7  Successors and Assigns.  This Agreement shall be binding upon
                  ----------------------
and inure to the benefit of the parties and their successors and assigns. The parties hereto may amend this Agreement without notice to or the consent of any third party. Neither the Company nor the Investor shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other (which consent may be withheld for any reason in the sole discretion of the party from whom consent is sought); provided, however, that the Company may assign its rights and obligations hereunder to any acquirer of substantially all of the assets or a controlling equity interest of the Company. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

     Section 7.8  No Third Party Beneficiaries.  This Agreement is intended for
                  ----------------------------
the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     Section 7.9  Governing Law.  This Agreement shall be governed by and
                  -------------
construed and enforced in accordance with the internal laws of Delaware without regard to the principles of conflict of laws.

     Section 7.10  Survival.  The representations and warranties of the Company
                   --------
and the Investor contained in Article II and the agreements and covenants set forth in Articles I and III shall survive the Closing.

     Section 7.11  Execution.  This Agreement may be executed in two or more
                   ---------
counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause four additional executed signature pages to be physically delivered to the other party within five days of the execution and delivery hereof

     Section 7.12  Publicity.  The Company and the Investor shall consult and
                   ---------
cooperate with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby, provided the foregoing shall not interfere with the legal obligations of either party with respect to public disclosure; and provided further, that neither the Company nor the Investor shall be required to consult with the other if any such press release or public statement does not specifically name the other.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof

                    NTN COMMUNICATIONS, INC.



                    By:   /s/ Patrick J. Downs
                        -------------------------------------------------------
                         Name:   Patrick J. Downs
                         Its:    Chairman/CEO


                    THE INVESTOR:  Offense Group Associates, L.P.


                    By:   /s/ Jerry R. Welsh
                        -------------------------------------------------------
                         Name:  Jerry R. Welsh
                         Its:  Senior Vice President
                         Investor's address:
                                       1800 Avenue of the Stars
                                       Suite 1425
                                       Los Angeles, CA  90067
                                       Att'n:  Richard J. Farber
                         Name and address of Investor's counsel:

                         Milbank, Tweed, Hadley & McCloy
                         601 South Figueroa Street
                         Thirtieth Floor
                         Los Angeles, California  90017
                         Att'n:  Neil J. Wertlieb, Esq.

the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause four additional executed signature pages to be physically delivered to the other party within five days of the execution and delivery hereof

     Section 7.13  Publicity.  The Company and the Investor shall consult and
                   ---------
cooperate with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby, provided the foregoing shall not interfere with the legal obligations of either party with respect to public disclosure; and provided further, that neither the Company nor the Investor shall be required to consult with the other if any such press release or public statement does not specifically name the other.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof

                    NTN COMMUNICATIONS, INC.



                    By:   /s/ Patrick J. Downs
                        -------------------------------------------------------
                         Name:   Patrick J. Downs
                         Its:    Chairman/CEO


                    THE INVESTOR:  Arbco Associates, L.P.


                    By:   /s/ Jerry R. Welsh
                        -------------------------------------------------------
                         Name:  Jerry R. Welsh
                         Its:  Senior Vice President
                         Investor's address:
                                       1800 Avenue of the Stars
                                       Suite 1425
                                       Los Angeles, CA  90067
                                       Att'n:  Richard J. Farber
                         Name and address of Investor's counsel:

                         Milbank, Tweed, Hadley & McCloy
                         601 South Figueroa Street
                         Thirtieth Floor
                         Los Angeles, California  90017
                         Att'n:  Neil J. Wertlieb, Esq.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof

                    NTN COMMUNICATIONS, INC.



                    By:   /s/ Patrick J. Downs
                        -------------------------------------------------------
                         Name:   Patrick J. Downs
                         Its:    Chairman/CEO


                    THE INVESTOR:  Kayne, Anderson Non-Traditional
                              Investments, L.P.



                    By:   /s/ Jerry R. Welsh
                        -------------------------------------------------------
                         Name:  Jerry R. Welsh
                         Its:  Senior Vice President
                         Investor's address:
                                       1800 Avenue of the Stars
                                       Suite 1425
                                       Los Angeles, CA  90067
                                       Att'n:  Richard J. Farber
                         Name and address of Investor's counsel:

                         Milbank, Tweed, Hadley & McCloy
                         601 South Figueroa Street
                         Thirtieth Floor
                         Los Angeles, California  90017
                         Att'n:  Neil J. Wertlieb, Esq.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof

                    NTN COMMUNICATIONS, INC.



                    By:   /s/ Patrick J. Downs
                        -------------------------------------------------------
                         Name:   Patrick J. Downs
                         Its:    Chairman/CEO


                    THE INVESTOR:  Banque Scandinave en Suisse



                    By:   /s/ Jacques Pitschi
                        -------------------------------------------------------
                         Name:    Jacques Pitschi
                         Its:
                         Investor's address:
                                       Cours de Rive, 11
                                       1211 Geneve 3
                                       Switzerland

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof

                    NTN COMMUNICATIONS, INC.



                    By:   /s/ Patrick J. Downs
                        -------------------------------------------------------
                         Name:   Patrick J. Downs
                         Its:    Chairman/CEO


                    THE INVESTOR:  The Gifford Fund



                    By:   /s/ Dawn Davies
                        -------------------------------------------------------
                         Name:  Dawn Davies
                         Its:  Vice President
                         Investor's address:  P. O. Box N9204
                                               Charlotte House, Charlotte Street
                                               Nassau, Bahamas
the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause four additional executed signature pages to be physically delivered to the other party within five days of the execution and delivery hereof

     Section 7.14  Publicity.  The Company and the Investor shall consult and
                   ---------
cooperate with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby, provided the foregoing shall not interfere with the legal obligations of either party with respect to public disclosure; and provided further, that neither the Company nor the Investor shall be required to consult with the other if any such press release or public statement does not specifically name the other.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof

                    NTN COMMUNICATIONS, INC.



                    By:   /s/ Patrick J. Downs
                        -------------------------------------------------------
                         Name:   Patrick J. Downs
                         Its:    Chairman/CEO


                    THE INVESTOR:  Pictet et Cie.



                    By:
                         ______________________________________________________
                         Name:
                         Its:
                         Investor's address:
                                       100 Rue de Rhone

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof

                    NTN COMMUNICATIONS, INC.



                    By:   /s/ Patrick J. Downs
                        -------------------------------------------------------
                         Name:   Patrick J. Downs
                         Its:    Chairman/CEO


                    THE INVESTOR:   Societe Financiere Mirelis S.A.



                    By:     /s/ Gerard Simonet and     Albert Lawi
                         ------------------------------------------------------
                         Name:    Gerard Simonet         Albert Lawi
                         Its:   Vice President        Director
                         Investor's address:  Rue de la Corraterie 12
                                               1211 Geneve 3
                                               Switzerland

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof

                    NTN COMMUNICATIONS, INC.



                    By:   /s/ Patrick J. Downs
                        -------------------------------------------------------
                         Name:   Patrick J. Downs
                         Its:    Chairman/CEO


                    THE INVESTOR:  Hudson, Inc. (Panama)



                    By:    /s/ Rolain Levy
                         -------------------------------------------------------
                         Name:   Roland Levy
                         Its:  Director/Attorney in Facts
                         Investor's address:  Avenue C. F. Ramuz, 27
                                               1009 Pully, Vaud
                                               Switzerland
the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause four additional executed signature pages to be physically delivered to the other party within five days of the execution and delivery hereof

     Section 7.15  Publicity.  The Company and the Investor shall consult and
                   ---------
cooperate with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby, provided the foregoing shall not interfere with the legal obligations of either party with respect to public disclosure; and provided further, that neither the Company nor the Investor shall be required to consult with the other if any such press release or public statement does not specifically name the other.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof

                    NTN COMMUNICATIONS, INC.



                    By:   /s/ Patrick J. Downs
                        -------------------------------------------------------
                         Name:   Patrick J. Downs
                         Its:    Chairman/CEO


                    THE INVESTOR:  Carousel Investments, Inc.



                    By:    /s/ Peter Luggan, Jr.
                         ------------------------------------------------------
                         Name:   Peter Luggan, Jr.
                         Its:  Director
                         Investor's address:  Carousel Investments, Inc.
                                               c/o FIZ AG
                                               P. O. Box 4258
                                               6304 Zug
                                               Switzerland

                                      20